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                                                                    EXHIBIT 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in (i) the Registration Statement filed on Form F-3 (File No. 333-84226) and in any related Prospectus and (ii) the Registration Statements on Form S-8 (File Nos: 333-11368, 333-11414, 333-13038, 333-13664, 333-13668, 333-14254, 333-14252, 333-81564, 333-92220 and
333-108833) of our report dated April 4, 2005, with respect to the consolidated financial statements and schedules of ING Groep N.V., included in this Annual Report (Form 20-F) for the year ended December 31, 2004.

Amsterdam, The Netherlands

April 13, 2005

Ernst & Young Accountants